UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      December 31

Date of reporting period:     December 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Large Cap Equity Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 31

For more information
page 37


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election complete and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in equity
securities of large-
capitalization
companies in the
capitalization range
of the Standard &
Poor's 500 Index
believed to be
undervalued and/or
offer the potential
for above-average
earnings growth.

Over the last twelve months

* Stocks stalled for much of the year, then rallied after the U.S. presidential election.

* Large-cap stocks lagged their smaller-cap peers, as investors gained confidence in the economic recovery.

* Weak stock selection in the technology and materials sectors hurt performance, while strong stock picking in health care and an above-average stake in energy helped returns.


[Bar chart with heading "John Hancock Large Cap Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.14% total return for Class A. The second bar represents the 3.36% total return for Class B. The third bar represents the 3.36% total return for Class C. The fourth bar represents the 4.68% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top ten holdings

 5.2%   Suncor Energy, Inc.
 4.9%   EnCana Corp.
 4.7%   Newmont Mining Corp.
 4.2%   British Energy Plc
 3.8%   Microsoft Corp.
 3.4%   Willis Group Holdings Ltd.
 3.1%   Citigroup, Inc.
 2.9%   Apex Silver Mines Ltd.
 2.7%   Williams Cos., Inc. (The)
 2.7%   Tyco International Ltd.

As a percentage of net assets on December 31, 2004.

BY TIMOTHY E. KEEFE, ROBERT C. JUNKIN, CPA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Equity Fund

Timothy Keefe rejoined John Hancock Funds in October 2004, as senior vice president, chief equity officer and lead manager of the Large Cap Equity Fund's portfolio management team. Mr. Keefe previously managed the Fund when he was a value fund manager at John Hancock from 1996 to 2000.

The stock market posted strong gains for 2004 with the Standard & Poor's 500 Index returning 10.88%. For the first three quarters of the year, stocks made little progress as investors worried about higher interest rates, the impact of skyrocketing energy prices, the outcome of the U.S. presidential election and the conflict in Iraq. Earnings disappointments, particularly among technology stocks, further hindered the market's returns. Investor fears, however, began to subside following the presidential election. In addition, energy prices eased and interest rates inched higher without stalling economic growth. As companies began beating earnings expectations and investors gained confidence in the sustainability of the economic recovery, the market staged a strong year-end rally. Technology and small-cap stocks led the fourth-quarter rebound.

"The stock market posted
 strong gains for 2004..."

Performance review

For the year ended December 31, 2004, John Hancock Large Cap Equity Fund's Class A, Class B, Class C and Class I shares returned 4.14%, 3.36%, 3.36% and 4.68%, respectively, at net asset value. By comparison, the average large-cap core fund returned 7.78%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

Reduced technology and retail stakes

The Fund's above-average stake in technology during the first half of the year hurt performance as the sector fell from investor favor.

Among the biggest disappointments were semiconductor stocks, such as Intel, and semiconductor capital equipment stocks, such as KLA-Tencor. Both suffered as demand for semiconductors began to slow. Cisco Systems and Nortel Networks, leaders in networking equipment, further hampered performance as corporations kept the lid on spending. During the fourth quarter we took advantage of the rally in technology stocks and substantially reduced the Fund's stake in the sector. Valuations seemed high and fundamentals continued to deteriorate. Although we did not get the best absolute prices for the quarter, we are content to no longer own these stocks. We also sold certain consumer retail stocks whose valuations no longer seemed compelling, especially given the likelihood of tough year-over-year comparisons in 2005.


[Photos of Tim Keefe, Robert Junkin and Roger Hamilton, flush right at top of page.]

Gains from health care and energy

Strong stock selection in health care helped performance. We avoided large-cap pharmaceuticals, which suffered amid concerns over patent expirations and the lack of new blockbuster drugs. Top performers included Aetna, an HMO undergoing restructuring, C.R. Bard, a medical products company that beat investor expectations, and Biogen Idec, a biotechnology company with a new treatment for multiple sclerosis. As stock prices rose, we trimmed or sold these names and added back a sizable stake in Pfizer, a leading branded drug company with a depressed valuation.

"Strong stock selection in health
 care helped performance."

The Fund's above-average stake in energy further aided performance. Williams Cos., a diversified energy company that has been paying down debt, posted particularly strong gains as commodity prices rose. Going forward, we expect oil companies to retain "real" pricing power. World economic growth should maintain current demand levels for oil, while supply will most likely remain tight due to years of curtailed investments in reserves and production. We expect companies with proven reserves and growing production profiles, as well as few finding and development risks, to be winners in this environment. We recently added sizable stakes in Suncor Energy and EnCana, energy companies that own some of the largest petroleum basins in North America.

Attractive investments in cellular, insurance and utilities

Our focus on great businesses with outstanding management and undervalued stock prices led us to add cellular phone stocks, such as Nextel
Communications, to the portfolio. Nextel subsequently agreed to merge with Sprint, which we also owned, at a premium to our purchase price. We expect the combined entity to benefit from cost savings and back-office integration.


[Table at top left-hand side of page entitled "Top five sectors." The first listing is Energy 17%, the second is Financials 14%, the third is Health care 13%, the fourth is Materials 11%, and the fifth is Consumer discretionary 11%.]


We found other attractive valuation opportunities in the insurance sector as New York Attorney General Eliot Spitzer began investigating the industry. New investments included Willis Group Holdings and Benfield Group, insurance brokers that stand to gain market share as competitors come under fire. In the utilities sector, we added a sizable stake in British Energy, a leading, low-cost U.K. power producer with a high level of free cash flow. We expect the company to benefit from a financial restructuring that will remove liabilities related to the disposal of waste from its nuclear power plants.


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into two sections (from top to left): Common stocks 92% and Short-term investments & other 8%.]


Shifts in economy expected

We believe the driving forces in the economy will change, creating new opportunities for investors. Consumer spending, which has fueled economic growth in recent years, will likely slow as interest rates continue to rise and the impact of recent tax cuts fades. Going forward, we plan to focus on sectors such as health care and energy that provide essential products and services. We also expect to target sectors such as materials that have improving prospects, but have been dramatically overlooked by investors over the past five to 20 years. Late in 2004, we added to our stake in materials, with

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Williams Cos. followed by an up arrow with the phrase "Paid down debt, high commodity prices." The second listing is Intel Corp. followed by a down arrow with the phrase "Slowing semiconductor demand." The third listing is Newmont Mining followed by a down arrow with the phrase "Changing investor sentiment, concerns that gold prices would decline as interest rates rose.."]


the purchase of Newmont Mining, a gold mining company, and Apex Silver Mines, which develops silver and zinc mines. Although we invested in these stocks before the dollar's rapid fall, they performed poorly. We continue to believe, however, that the underlying commodities represent great value, as global growth, combined with the industry's lack of capital spending in recent years, pushes demand ahead of supply. We think both Newmont and Apex provide an opportunity to capture that value. Although finding quality companies with attractive valuations has become more challenging as stock valuations have climbed, we believe there are still ample opportunities for investors who remain flexible.

"We believe the driving forces in the
 economy will change, creating new
 opportunities for investors."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                10-4-49      8-22-91       5-1-98       3-1-01

Average annual returns with maximum sales charge (POP)
One year                        -1.07%       -1.64%        2.36%        4.68%
Five years                      -6.58        -6.61        -6.33           --
Ten years                       10.02         9.93           --           --
Since inception                    --           --        -0.06        -6.56

Cumulative total returns with maximum sales charge (POP)
One year                        -1.07        -1.64         2.36         4.68
Five years                     -28.86       -28.96       -27.88           --
Ten years                      159.83       157.78           --           --
Since inception                    --           --        -0.43       -22.90

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

12-31-94       $10,000       $9,500      $10,000
1-31-95         10,253        9,742       10,259
6-30-95         12,036       11,436       12,021
12-31-95        13,674       12,992       13,758
6-30-96         15,054       14,304       15,147
12-31-96        16,710       15,878       16,917
6-30-97         20,518       19,496       20,403
12-31-97        22,844       21,706       22,561
6-30-98         26,061       24,763       26,556
12-31-98        26,485       25,166       29,008
6-30-99         30,152       28,649       32,600
12-31-99        36,522       34,702       35,112
6-30-00         37,860       35,974       34,963
12-31-00        35,453       33,687       31,915
6-30-01         37,757       35,876       29,778
12-31-01        34,260       32,553       28,122
6-30-02         24,951       23,708       24,421
12-31-02        21,298       20,237       21,907
6-30-03         23,239       22,081       24,483
12-31-03        26,258       24,950       28,190
6-30-04         26,384       25,070       29,161
12-31-04        27,345       25,983       31,258

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $31,258 as of December 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, without sales charge (NAV) and is equal to $27,345 as of December 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Equity Fund, with sales charge (POP) and is equal to $25,983 as of December 31, 2004.]

                                    Class B 1    Class C 1    Class I 2
Period beginning                   12-31-94       5-1-98       3-1-01
Large Cap Equity Fund               $30,399       $9,957       $7,710
Index                                31,258       11,939       10,397

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
---------------------------------------------------------
Class A               $1,036.40                  $6.73
Class B                1,032.90                  10.55
Class C                1,032.90                  10.55
Class I                1,039.80                   4.22

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
---------------------------------------------------------
Class A               $1,018.53                  $6.67
Class B                1,014.76                  10.45
Class C                1,014.76                  10.46
Class I                1,021.00                   4.18

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.31%, 2.06%, 2.06% and 0.82% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into three main categories: common stocks, options and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 91.66%                                                                                     $501,491,211
(Cost $435,606,332)
Aerospace & Defense 2.54%                                                                                  13,915,725
Boeing Co. (The)                                                                                5,150         266,615
General Dynamics Corp.                                                                         58,100       6,077,260
Raytheon Co.                                                                                  195,000       7,571,850

Aluminum 0.05%                                                                                                272,172
Alcan, Inc. (Canada)                                                                            5,550         272,172

Apparel Retail 2.09%                                                                                       11,411,136
Gap, Inc. (The) (L)                                                                           540,300      11,411,136

Biotechnology 1.80%                                                                                         9,840,610
Amgen, Inc. (I)(L)                                                                            153,400       9,840,610

Broadcasting & Cable TV 5.43%                                                                              29,733,517
DIRECTV Group, Inc. (The) (I)(L)                                                              687,062      11,501,418
News Corp. Ltd. (Class B) (L)                                                                 695,046      13,344,883
Time Warner, Inc. (I)(L)                                                                      251,400       4,887,216

Diversified Banks 1.83%                                                                                    10,013,569
Bank of America Corp.                                                                         213,100      10,013,569

Diversified Metals & Mining 6.29%                                                                          34,394,915
Apex Silver Mines Ltd. (Cayman Islands) (I)(L)                                                918,550      15,780,689
Freeport-McMoRan Copper & Gold, Inc. (Class B) (L)                                            305,000      11,660,150
Phelps Dodge Corp. (L)                                                                         70,300       6,954,076

Electric Utilities 3.54%                                                                                   19,342,808
Allegheny Energy, Inc. (I)(L)                                                                 330,000       6,504,300
Reliant Energy, Inc. (I)                                                                      940,550      12,838,508

Electronic Manufacturing Services 4.26%                                                                    23,283,608
British Energy Plc (United Kingdom) (I) (M)                                                 3,675,000      23,283,608

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Gas Utilities 3.77%                                                                                       $20,614,210
Southern Union Co.                                                                            241,600       5,793,568
Williams Cos., Inc. (The)                                                                     909,800      14,820,642

Gold 4.73%                                                                                                 25,884,369
Newmont Mining Corp. (L)                                                                      582,850      25,884,369

Health Care Equipment 3.30%                                                                                18,049,813
Bard (C.R.), Inc.                                                                             105,450       6,746,691
Boston Scientific Corp. (I)                                                                   317,950      11,303,122

Health Care Services 1.26%                                                                                  6,914,051
Caremark Rx, Inc. (I)(L)                                                                      175,350       6,914,051

Home Improvement Retail 1.69%                                                                               9,227,566
Home Depot, Inc. (The)                                                                        215,900       9,227,566

Household Products 1.86%                                                                                   10,201,694
Colgate-Palmolive Co.                                                                          89,000       4,553,240
Procter & Gamble Co. (The)                                                                    102,550       5,648,454

Hypermarkets & Super Centers 0.24%                                                                          1,312,577
Wal-Mart Stores, Inc.                                                                          24,850       1,312,577

Industrial Conglomerates 2.70%                                                                             14,746,324
Tyco International Ltd. (Bermuda) (L)                                                         412,600      14,746,324

Insurance Brokers 5.57%                                                                                    30,492,470
Benfield Group Plc (Bermuda)                                                                2,082,214      11,793,056
Willis Group Holdings Ltd. (Bermuda)                                                          454,200      18,699,414

Integrated Oil & Gas 5.74%                                                                                 31,404,319
ChevronTexaco Corp.                                                                            10,750         564,482
ConocoPhillips                                                                                  6,250         542,687
Petro-Canada (Canada)                                                                          37,150       1,895,730
Suncor Energy, Inc. (Canada)                                                                  802,300      28,401,420

Integrated Telecommunication Services 2.07%                                                                11,351,480
Sprint Corp. (L)                                                                              456,800      11,351,480

Investment Banking & Brokerage 3.06%                                                                       16,740,141
Citigroup, Inc.                                                                               347,450      16,740,141

Managed Health Care 1.48%                                                                                   8,090,037
Aetna, Inc. (L)                                                                                64,850       8,090,037

Multi-Line Insurance 3.51%                                                                                 19,210,224
Allstate Corp. (The)                                                                          125,000       6,465,000
Prudential Financial, Inc.                                                                    231,900      12,745,224

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Oil & Gas Drilling 1.04%                                                                                   $5,685,050
Rowan Cos., Inc. (I)(L)                                                                       219,500       5,685,050

Oil & Gas Exploration & Production 6.16%                                                                   33,709,853
EnCana Corp. (Canada)                                                                         473,650      27,026,469
Talisman Energy, Inc. (Canada)                                                                247,900       6,683,384

Pharmaceuticals 4.76%                                                                                      26,067,501
Novartis AG, American Depositary Receipt (ADR) (Switzerland)                                   88,970       4,496,544
Pfizer, Inc.                                                                                  507,100      13,635,919
Shire Pharmaceuticals Group Plc (ADR) (United Kingdom) (I)                                    248,358       7,935,038

Restaurants 1.40%                                                                                           7,647,913
McDonald's Corp.                                                                              238,550       7,647,913

Soft Drinks 0.07%                                                                                             375,840
PepsiCo, Inc.                                                                                   7,200         375,840

Systems Software 3.76%                                                                                     20,546,668
Microsoft Corp. (L)                                                                           769,250      20,546,668

Telecommunication Services 2.11%                                                                           11,565,278
NTL, Inc. (I)                                                                                  77,150       5,628,864
Telewest Global, Inc. (I)                                                                     337,680       5,936,414

Wireless Telecommunication Services 3.55%                                                                  19,445,773
Nextel Communications, Inc. (Class A) (I)(L)                                                  438,100      13,143,000
NII Holdings, Inc. (I)                                                                        122,550       5,814,998
Vodafone Group Plc (ADR) (United Kingdom)                                                      17,815         487,775

                                                             Exercise      Expiration       Number of
Issuer                                                          price            date       contracts           Value
Options 0.98%                                                                                              $5,373,600
(Cost $6,356,962)

Options purchased 0.98%                                                                                     5,373,600
Analog Devices, Inc.                                           $40.00        01-23-06           1,900       1,216,000
Fannie Mae                                                      70.00        01-23-06           2,480       1,463,200
Ford Motor Co.                                                  15.00        01-23-06           2,900         449,500
Ford Motor Co.                                                  12.50        01-23-06           6,300        441,0000
Intel Corp.                                                     25.00        01-23-06           3,000       1,020,000
Intel Corp.                                                     22.50        01-23-06           1,200         252,000
S&P 500 Index                                                1,150.00        12-19-05             135         531,900

See notes to
financial statements.


12


FINANCIAL STATEMENTS

                                                                                Interest    Par value
Issuer, description, maturity date                                              rate            (000)           Value
Short-term investments 35.31%                                                                            $193,188,960
(Cost $193,188,960)

Joint Repurchase Agreement 9.64%                                                                           52,761,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 12-31-04, due 01-03-05
(secured by U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29)                                                                   1.600%        $52,761      52,761,000


Issuer                                                                                         Shares           Value
Cash Equivalents 25.67%                                                                                  $140,427,960
AIM Cash Investment Trust (T)                                                             140,427,960     140,427,960

Total investments 127.95%                                                                                $700,053,771

Other assets and liabilities, net (27.95%)                                                              ($152,924,028)

Total net assets 100.00%                                                                                 $547,129,743

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(M) This security, having an aggregate value of $23,283,608 or 4.26% of the Fund's net assets, has been purchased on a when-issued basis.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry distribution                Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Consumer discretionary                                                   10.61%
Consumer staples                                                          2.17
Energy                                                                   17.20
Financials                                                               13.97
Health care                                                              12.60
Industrials                                                               5.24
Information technology                                                    3.76
Materials                                                                11.07
Telecommunication services                                                7.74
Utilities                                                                 7.30
Short-term investments                                                   35.31


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $635,152,254)
including $137,668,903 of securities loaned                      $700,053,771
Cash                                                               14,201,536
Receivable for shares sold                                             89,472
Dividends and interest receivable                                     399,421
Other assets                                                          183,538

Total assets                                                      714,927,738

Liabilities
Payable for investments purchased                                  24,628,568
Payable for shares repurchased                                      1,946,627
Payable upon return of securities loaned                          140,427,960
Payable to affiliates
Management fees                                                       289,516
Distribution and service fees                                          24,450
Other                                                                 228,516
Other payables and accrued expenses                                   252,358

Total liabilities                                                 167,797,995

Net assets
Capital paid-in                                                 1,111,206,752
Accumulated net realized loss on investments
and foreign currency transactions                                (628,652,466)
Net unrealized appreciation of investments, options
and translation of assets and liabilities
in foreign currencies                                              64,892,796
Accumulated net investment loss                                      (317,339)

Net assets                                                       $547,129,743

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($325,437,241 [DIV] 21,418,160 shares)                         $15.19
Class B ($196,295,772 [DIV] 13,584,543 shares)                         $14.45
Class C ($25,385,571 [DIV] 1,756,569 shares)                           $14.45
Class I ($11,159 [DIV] 722 shares)                                     $15.46

Maximum offering price per share
Class A 1 ($15.19 [DIV] 95%)                                           $15.99

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $78,793)            $9,619,355
Interest                                                              495,246
Securities lending                                                    236,522

Total investment income                                            10,351,123

Expenses
Investment management fees                                          3,772,113
Class A distribution and service fees                                 865,054
Class B distribution and service fees                               2,275,393
Class C distribution and service fees                                 299,666
Class A, B and C transfer agent fees                                2,183,380
Class I transfer agent fees                                                 5
Printing                                                              159,308
Accounting and legal services fees                                    159,288
Custodian fees                                                         97,183
Miscellaneous                                                         102,265
Professional fees                                                      52,104
Trustees' fees                                                         31,124
Registration and filing fees                                           30,616
Securities lending fees                                                 7,432
Interest                                                                1,180

Total expenses                                                     10,036,111
Less expense reductions                                              (292,184)

Net expenses                                                        9,743,927

Net investment income                                                 607,196

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                        52,563,863
Foreign currency transactions                                        (281,645)

Change in net unrealized appreciation (depreciation) of
Investments                                                       (32,425,144)
Translation of assets and liabilities in foreign currencies            (8,721)
Options                                                              (983,362)

Net realized and unrealized gain                                   18,864,991

Increase in net assets from operations                            $19,472,187


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                    Year          Year
                                                   ended         ended
                                                12-31-03      12-31-04
Increase (decrease) in net assets
From operations

Net investment income (loss)                 ($1,657,683)     $607,196
Net realized gain                             26,621,018    52,282,218
Change in net unrealized
appreciation (depreciation)                  111,159,907   (33,417,227)

Increase in net assets resulting
from operations                              136,123,242    19,472,187

Distributions to shareholders
From net investment income
Class A                                               --      (531,357)
Class I                                               --           (75)
                                                      --      (531,432)
From Fund share transactions                (154,984,212) (149,488,990)

Net assets
Beginning of period                          696,538,948   677,677,978

End of period 1                             $677,677,978  $547,129,743

1 Includes accumulated net investment loss of $115,877 and $317,339, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          12-31-00 1   12-31-01 1   12-31-02 1   12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $27.02       $20.93       $19.10       $11.85     $14.61
Net investment income (loss) 2                           (0.10)       (0.10)          -- 3       0.01       0.06
Net realized and unrealized
gain (loss) on investments                                0.07        (0.62)       (7.23)        2.75       0.54
Total from
investment operations                                    (0.03)       (0.72)       (7.23)        2.76       0.60
Less distributions
From net investment income                                  --           --           --           --      (0.02)
From net realized gain                                   (6.06)       (1.11)       (0.02)          --         --
                                                         (6.06)       (1.11)       (0.02)          --      (0.02)
Net asset value, end of period                          $20.93       $19.10       $11.85       $14.61     $15.19
Total return 4 (%)                                       (2.93)       (3.36)      (37.83)       23.29       4.14 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $774         $768         $365         $376       $325
Ratio of expenses
to average net assets (%)                                 1.14         1.23         1.28         1.35       1.29
Ratio of adjusted expenses
to average net assets 6 (%)                                 --           --           --           --       1.34
Ratio of net investment income (loss)
to average net assets (%)                                (0.39)       (0.50)        0.02         0.10       0.44
Portfolio turnover (%)                                     112           71          114          140         97

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          12-31-00 1   12-31-01 1   12-31-02 1   12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $26.79       $20.52       $18.55       $11.42     $13.98
Net investment loss 2                                    (0.30)       (0.25)       (0.11)       (0.08)     (0.05)
Net realized and unrealized
gain (loss) on investments                                0.09        (0.61)       (7.00)        2.64       0.52
Total from
investment operations                                    (0.21)       (0.86)       (7.11)        2.56       0.47
Less distributions
From net realized gain                                   (6.06)       (1.11)       (0.02)          --         --
Net asset value, end of period                          $20.52       $18.55       $11.42       $13.98     $14.45
Total return 4 (%)                                       (3.64)       (4.12)      (38.31)       22.42       3.36 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $791         $718         $290         $267       $196
Ratio of expenses
to average net assets (%)                                 1.89         1.98         2.03         2.10       2.04
Ratio of adjusted expenses
to average net assets 6 (%)                                 --           --           --           --       2.09
Ratio of net investment loss
to average net assets (%)                                (0.13)       (1.25)       (0.74)       (0.66)     (0.35)
Portfolio turnover (%)                                     112           71          114          140         97

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          12-31-00 1   12-31-01 1   12-31-02 1   12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $26.79       $20.52       $18.55       $11.42     $13.98
Net investment loss 2                                    (0.29)       (0.25)       (0.11)       (0.08)     (0.05)
Net realized and unrealized
gain (loss) on investments                                0.08        (0.61)       (7.00)        2.64       0.52
Total from
investment operations                                    (0.21)       (0.86)       (7.11)        2.56       0.47
Less distributions
From net realized gain                                   (6.06)       (1.11)       (0.02)          --         --
Net asset value, end of period                          $20.52       $18.55       $11.42       $13.98     $14.45
Total return 4 (%)                                       (3.64)       (4.12)      (38.31)       22.42       3.36 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $66         $120          $40          $35        $25
Ratio of expenses
to average net assets (%)                                 1.89         1.98         2.03         2.10       2.04
Ratio of adjusted expenses
to average net assets 6 (%)                                 --           --           --           --       2.09
Ratio of net investment loss
to average net assets (%)                                (1.14)       (1.25)       (0.75)       (0.66)     (0.36)
Portfolio turnover (%)                                     112           71          114          140         97

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          12-31-01 1,7   12-31-02 1   12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $21.42         $19.11       $11.91     $14.87
Net investment income (loss) 2                           (0.02)          0.07         0.08       0.15
Net realized and unrealized
gain (loss) on investments                               (1.18)         (7.25)        2.88       0.54
Total from
investment operations                                    (1.20)         (7.18)        2.96       0.69
Less distributions
From net investment income                                  --             --           --      (0.10)
From net realized gain                                   (1.11)         (0.02)          --         --
                                                         (1.11)         (0.02)          --      (0.10)
Net asset value, end of period                          $19.11         $11.91       $14.87     $15.46
Total return 4 (%)                                       (5.53) 8      (37.55)       24.85       4.68
Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2             $1           -- 9       -- 9
Ratio of expenses
to average net assets (%)                                 0.84 10        0.81         0.84       0.79
Ratio of net investment income (loss)
to average net assets (%)                                (0.10) 10       0.49         0.62       0.98
Portfolio turnover (%)                                      71            114          140         97

 1 Audited by previous auditor.

 2 Based on the average of the shares outstanding.

 3 Less than $0.01 per share.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total return would have been lower had certain expenses not been reduced during the period shown.

 6 Does not take into consideration expense reductions during the period shown.

 7 Class I shares began operations on 3-1-01.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Large Cap Equity Fund (the "Fund") is a diversified series of John Hancock Invest ment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities. The Fund had no written options transactions during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2004, the Fund loaned securities having a market value of $137,668,903 collateralized by cash in the amount of $140,427,960. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $628,652,291 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carryforward expires December 31, 2010. Net capital losses of $195,712 that are attributable to security transactions incurred after October 31, 2004, are treated as arising on January 1, 2005, the first day of the Fund's next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $531,432. Distri bu tions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.625% of the Fund's average daily net asset value.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commission offsets applied during the year. Accord ingly, the expense reductions related to custody fee offsets amounted to $12,703, and had no impact on the Fund's ratio of expenses to average net assets for the year ended December 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $243,009 with regard to sales of Class A shares. Of this amount, $29,746 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $168,588 was paid as sales commissions to unrelated broker-dealers and $44,675 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $15,227 with regard to sales of Class C shares. Of this amount, $13,961 was paid as sales commissions to unrelated broker-dealers and $1,266 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $451,915 for Class B shares and $6,568 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $279,481 for the year ended December 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $159,288. The Fund also paid the Adviser the amount of $816 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 722 Class I shares of beneficial interest of the Fund on December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-03           Year ended 12-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       3,028,142     $38,735,843     2,873,908     $41,869,108
Distributions reinvested          --              --        32,364         489,028
Repurchased               (8,084,772)   (102,737,813)   (7,208,519)   (104,980,962)
Net decrease              (5,056,630)   ($64,001,970)   (4,302,247)   ($62,622,826)

Class B shares
Sold                       1,432,949     $17,569,583     1,788,128     $24,621,575
Repurchased               (7,753,074)    (94,649,570)   (7,291,873)   (101,147,256)
Net decrease              (6,320,125)   ($77,079,987)   (5,503,745)   ($76,525,681)

Class C shares
Sold                         170,490      $2,098,308       155,780      $2,155,977
Repurchased               (1,193,132)    (14,354,378)     (900,911)    (12,496,460)
Net decrease              (1,022,642)   ($12,256,070)     (745,131)   ($10,340,483)

Class I shares
Sold                          36,271        $443,481            --              --
Repurchased                 (160,760)     (2,089,666)           --              --
Net decrease                (124,489)    ($1,646,185)           --              --

Net decrease             (12,523,886)  ($154,984,212)  (10,551,123)  ($149,488,990)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $557,693,804 and $752,492,853, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $635,152,254. Gross unrealized appreciation and depreciation of investments aggregated $70,008,328 and $5,106,811, respectively, resulting in net unrealized appreciation of $64,901,517.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $282,395, an increase in accumulated net investment loss of $277,226 and a decrease in capital paid-in of $5,169. This represents the amounts necessary to report these balances on a tax basis, exclud ing certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and certain foreign currency adjustments. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of Shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 29,406,096 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                              FOR               AUTHORITY
----------------------------------------------------------
James F. Carlin               28,745,651          660,445
Richard P. Chapman Jr.        28,703,940          702,156
William H. Cunningham         28,719,935          686,161
Ronald R. Dion                28,744,838          661,258
Charles L. Ladner             28,700,639          705,457
Dr. John A. Moore             28,702,523          703,573
Patti McGill Peterson         28,735,018          671,078
Steven R. Pruchansky          28,735,163          670,933
James A. Shepherdson          28,718,619          687,477

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Investment Trust and Shareholders of John Hancock Large Cap Equity Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Large Cap Equity Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2002, were audited by other auditors whose report dated February 7, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Large Cap Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1994                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1994                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2005                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


31



Independent Trustees (continued)


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           1986                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2005                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2005                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1994                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


32


Independent Trustees (continued)


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 1994                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


Non-Independent Trustees 3


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees


Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.

  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
-------------------------------------------------

Transfer money from one account to another.
-------------------------------------------------

Get current quotes for major market indexes.
-------------------------------------------------

Use our online calculators to help you with your
financial goals.
-------------------------------------------------

Get up-to-date commentary from John Hancock Funds
investment experts.
-------------------------------------------------

Access forms, applications and tax information.
-------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                       Express mail:
             John Hancock                        John Hancock
             Signature Services, Inc.            Signature Services, Inc.
             1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
             Boston, MA 02217-1000               529 Main Street
                                                 Charlestown, MA 02129

Phone        Customer service representatives    1-800-225-5291
             24-hour automated information       1-800-338-8080
             TDD line                            1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Large Cap Equity Fund.

5000A  12/04
        2/05

JOHN HANCOCK
Sovereign Investors Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 32

For more information
page 37


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election complete and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital and income
without assuming
undue market risks
by normally invest-
ing at least 80% of
its stock investments
in a diversified port-
folio of companies
with market capital-
izations within the
range of the
Standard & Poor's
500 Index. At least
65% of the Fund's
stock investments
are "dividend
performers" --
companies whose
dividend payments
have increased
steadily for 10 years.

Over the last twelve months

* A fourth-quarter rally helped U.S. stocks post decent gains for the year.

* Mega-caps continued their recent trend of underperformance.

* High energy prices and five rate hikes by the Federal Reserve Board were factors keeping a lid on share prices in 2004.


[Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 5.23% total return for Class A. The second bar represents the 4.45% total return for Class B. The third bar represents the 4.50% total return for Class C. The fourth bar represents the 5.73% total return for Class I. The fifth bar represents the 5.22% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 3.3%   American International Group, Inc.
 3.3%   Praxair, Inc.
 3.3%   General Electric Co.
 3.1%   Citigroup, Inc.
 3.0%   United Technologies Corp.
 2.9%   Exxon Mobil Corp.
 2.7%   Pfizer, Inc.
 2.7%   Abbott Laboratories
 2.6%   Microsoft Corp.
 2.6%   Procter & Gamble Co. (The)

As a percentage of net assets on December 31, 2004.

BY JOHN F. SNYDER, III, PETER M. SCHOFIELD, CFA,
AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Sovereign Investors Fund

U.S. stocks were range-bound for most of 2004, as reasonably good earnings and economic growth, along with low inflation, were counterbalanced by high crude oil prices, rising interest rates and uncertainty over the outcome of the nation's presidential race. However, in the fourth quarter the Standard & Poor's 500 Index turned in a decent rally, aided by several factors. For one thing, the price of crude oil, having peaked around $55 per barrel in October, began to ease. Meanwhile, the economy continued its expansion and even accelerated a bit in the third quarter, growing at an annual rate of 4.0%, versus 3.3% in the second quarter. Finally, investors appeared relieved that the presidential election was completed without any terrorist incidents or a repeat of the procedural problems that plagued the 2000 election. The late rally enabled the S&P 500 to post a 10.88% return for the full year.

"The late rally enabled the
 S&P 500 to post a 10.88% return
 for the full year."

Looking at performance

The Fund's performance was limited by its focus on the mega-capitalization, dividend-paying segment of the market, which dramatically underperformed other large caps. Furthermore, large caps trailed the mid-cap and small-cap sectors, which continued the trend of outperformance they've exhibited over the past several years. Despite a maturing recovery, investors continued to favor the lower-quality, smaller-capitalization stocks that tend to outperform in the earlier stages of an economic expansion. As a result, we played catch-up with the index for virtually the entire year.

For the 12 months ended December 31, 2004, John Hancock Sovereign
Investors Fund's Class A, Class B, Class C, Class I and Class R shares returned 5.23%, 4.45%, 4.50%, 5.73% and 5.22%, respectively, at net asset value. By comparison, the average large-cap core fund returned 7.78%, according to Lipper, Inc. 1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.


[Photos of John Snyder, Barry Evans and Peter Schofield, flush right at top of page.]

Financials, technology and media disappoint

The financial sector was a prime reason for the Fund's underperformance. Among the laggards was property and casualty insurer American International Group (AIG), which sold off sharply in October on concerns about the New York State Attorney General office's investigation of insurance broker Marsh & McLennan. However, the stock had recovered most of its losses by year-end, and we continued to like AIG's business model and financial stability. Also weighing on the Fund's performance was financial conglomerate Citigroup. Despite strong earnings gains and a large increase in its dividend, the stock was hurt by news of a charge of almost $5 billion taken in May to settle a class action lawsuit by investors alleging accounting misdeeds at telecom provider WorldCom.

The information technology sector also hurt performance, as unfavorable stock selection more than offset the benefits of underweighting the group. Within tech, Cisco Systems was one of the largest detractors. The maker of networking gear suffered from cautious corporate spending on networking projects. Microprocessor maker Intel also fared poorly, due primarily to lackluster demand for personal computers.

"The Fund's performance was
 limited by its focus on the mega-
 capitalization, dividend-paying
 segment of the market..."

In the consumer discretionary sector, media holdings Viacom and Omnicom Group were both disappointments. Early in 2004, we thought advertising revenues would get a boost from the summer Olympic games and the U.S. presidential race. However, the anticipated rebound never occurred, and we sold Viacom, which had substantial exposure to the weak radio segment. For its part, Omnicom suffered because of declining profit margins and also due to the generally poor performance of other media stocks. However, Omnicom continued to take market share from competitors, and we felt the company was positioned to benefit from any significant rebound in advertising spending, regardless of which medium led the recovery.

Consumer staples and energy provide a lift

The consumer staples sector added to performance versus the S&P 500, mostly on the basis of stock selection. Procter & Gamble and PepsiCo were two of the group's standouts, as the former succeeded in taking market share from rival Colgate, while the latter's Frito-Lay unit posted strong results driven by robust foreign sales.


[Table at top left-hand side of page entitled "Top five sectors." The first listing is Financials 28%, the second is Industrials 17%, the third is Information technology 11%, the fourth is Consumer staples 10%, and the fifth is Consumer discretionary 9%.]


Energy was the best-performing sector for both the Fund and the index, and the Fund benefited from being overweighted in the group. Integrated energy companies Exxon Mobil, BP Plc and ChevronTexaco all were aided by high oil prices and tight refining capacity. Our view was that many investors underestimated the sustainability of high oil prices. It seemed to us that prices had found a new, higher equilibrium level due to factors such as higher demand from China and rising extraction costs. That said, we reduced the Fund's energy exposure as the period progressed because we thought crude oil prices -- and energy stocks -- might be due for some consolidation after their recent strong gains.


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into three sections (from top to right): Common stocks 96%, Short-term investments & other 3% and Preferred stocks 1%.]


Outlook

With economic and corporate earnings growth likely to slow a bit in 2005, we believe that stock picking will assume a more important role than it has in the recovery to date. The market's overall valuation looks reasonable -- neither very cheap nor excessively expensive. Furthermore, we expect any further interest rate hikes to proceed at a measured pace, while inflation should remain relatively muted over the next 12 months or so. Therefore, the fundamental backdrop for stocks still appears favorable to us.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Exxon Mobil followed by an up arrow with the phrase "Crude oil near record highs." The second listing is American International Group followed by a down arrow with the phrase "Weakened on concerns about investigation of Marsh McLennan." The third listing is Viacom followed by a down arrow with the phrase "Weak recovery in radio ad revenues."]


Also providing cause for optimism are the relatively modest valuations in our segment of the market. By virtually any measure -- including price to earnings, price to cash flow, price to book value and price to dividend yield -- when compared with the valuation of the S&P 500, the valuations of the 100 largest-capitalization stocks in the index are near their historical lows of the past 20 years. At some point in the fairly near future, investors should begin to avail themselves of the bargains created by this discrepancy. Furthermore, if the economic recovery loses momentum, we believe investors will be drawn to larger, more financially stable companies. Continued weakness in the dollar should also benefit larger companies, which tend to have greater international exposure and are therefore helped by strength in foreign currencies. Finally, we expect larger companies to use some of their ample cash flow to increase dividends or buy back stock, either of which could attract more investors. Consequently, we believe 2005 could be a relatively good year for our bottom-up, high-quality core investment style.

"...the valuations of the 100 largest-
 capitalization stocks in the index
 are near their historical lows of the
 past 20 years."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                 5-1-36       1-3-94       5-1-98      12-1-03       8-5-03
Average annual returns with maximum sales charge (POP)
One year                        -0.05%       -0.55%        3.50%        5.73%        5.22%
Five years                      -1.02        -1.03        -0.69           --           --
Ten years                        8.60         8.52           --           --           --
Since inception                    --           --         1.00         8.96        12.99

Cumulative total returns with maximum sales charge (POP)
One year                        -0.05        -0.55         3.50         5.73         5.22
Five years                      -4.97        -5.05        -3.41           --           --
Ten years                      128.16       126.57           --           --           --
Since inception                    --           --         6.85         9.73        18.73

SEC 30-day yield as of December 31, 2004
                                 0.69         0.04         0.04         1.12         3.61

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

12-31-94       $10,000       $9,500      $10,000
1-31-95         10,281        9,767       10,259
6-30-95         11,510       10,934       12,021
12-31-95        12,915       12,269       13,758
6-30-96         14,075       13,371       15,147
12-31-96        15,184       14,424       16,917
6-30-97         17,691       16,806       20,403
12-31-97        19,609       18,628       22,561
6-30-98         21,290       20,225       26,556
12-31-98        22,671       21,537       29,008
6-30-99         23,988       22,788       32,600
12-31-99        24,012       22,810       35,112
6-30-00         22,931       21,784       34,963
12-31-00        24,992       23,742       31,915
6-30-01         24,026       22,824       29,778
12-31-01        23,478       22,304       28,122
6-30-02         20,938       19,891       24,421
12-31-02        19,092       18,137       21,907
6-30-03         20,376       19,357       24,483
12-31-03        22,825       21,683       28,190
6-30-04         23,078       21,923       29,161
12-31-04        24,018       22,816       31,258

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $31,258 as of December 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, without sales charge (NAV) and is equal to $24,018 as of December 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, with sales charge (POP) and is equal to $22,816 as of December 31, 2004.]


                               Class B 1    Class C 1    Class I 2    Class R 2
Period beginning              12-31-94       5-1-98      12-1-03       8-5-03
Sovereign Investors Fund       $22,657      $10,685      $10,973      $11,873
Index                           31,258       11,939       11,539       12,868


Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                                 Expenses paid
$1,000.00                Ending value         during period
on 6-30-04               on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A                    $1,040.70                  $6.05
Class B                     1,036.70                   9.62
Class C                     1,037.20                   9.63
Class I                     1,042.90                   3.85
Class R                     1,043.10                   3.13

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                Expenses paid
$1,000.00               Ending value         during period
on 6-30-04              on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A                   $1,019.20                  $5.99
Class B                    1,015.69                   9.52
Class C                    1,015.68                   9.53
Class I                    1,021.37                   3.81
Class R                    1,022.07                   3.10

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.88%, 1.88%, 0.75% and 0.61% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 95.90%                                                                                   $1,148,088,826
(Cost $822,008,415)

Advertising 2.48%                                                                                          29,651,128
Omnicom Group, Inc.                                                                           351,650      29,651,128

Aerospace & Defense 4.77%                                                                                  57,144,175
General Dynamics Corp.                                                                        200,000      20,920,000
United Technologies Corp. (L)                                                                 350,500      36,224,175

Asset Management & Custody Banks 3.41%                                                                     40,800,831
Bank of New York Co., Inc. (The)                                                              800,000      26,736,000
Mellon Financial Corp. (L)                                                                    452,100      14,064,831

Auto Parts & Equipment 1.06%                                                                               12,688,000
Johnson Controls, Inc.                                                                        200,000      12,688,000

Communications Equipment 2.11%                                                                             25,278,754
Cisco Systems, Inc. (I)(L)                                                                  1,309,780      25,278,754

Computer Hardware 5.98%                                                                                    71,548,027
Dell, Inc. (I)                                                                                410,000      17,277,400
Hewlett-Packard Co.                                                                         1,166,900      24,469,893
International Business Machines Corp. (L)                                                     302,300      29,800,734

Construction & Farm Machinery & Heavy Trucks 1.22%                                                         14,626,500
Caterpiller, Inc. (L)                                                                         150,000      14,626,500

Consumer Finance 3.92%                                                                                     46,866,338
American Express Co. (L)                                                                      401,850      22,652,284
MBNA Corp.                                                                                    858,959      24,214,054

Diversified Banks 6.59%                                                                                    78,890,541
Bank of America Corp.                                                                         607,600      28,551,124
U.S. Bancorp.                                                                                 480,100      15,036,732
Wachovia Corp. (L)                                                                            253,000      13,307,800
Wells Fargo & Co.                                                                             353,900      21,994,885

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Electrical Components & Equipment 2.05%                                                                   $24,535,000
Emerson Electric Co. (L)                                                                      350,000      24,535,000

Food Distributors 1.38%                                                                                    16,535,244
SYSCO Corp. (L)                                                                               433,200      16,535,244

General Merchandise Stores 2.40%                                                                           28,764,027
Target Corp. (L)                                                                              553,900      28,764,027

Health Care Equipment 1.47%                                                                                17,611,492
Medtronic, Inc.                                                                               354,570      17,611,492

Home Furnishings 1.41%                                                                                     16,810,659
Leggett & Platt, Inc. (L)                                                                     591,300      16,810,659

Home Improvement Retail 1.95%                                                                              23,277,878
Lowe's Cos., Inc. (L)                                                                         404,200      23,277,878

Household Products 2.55%                                                                                   30,545,165
Procter & Gamble Co. (The)                                                                    554,560      30,545,165

Hypermarkets & Super Centers 1.69%                                                                         20,261,752
Wal-Mart Stores, Inc.                                                                         383,600      20,261,752

Industrial Conglomerates 6.73%                                                                             80,587,561
3M Co. (L)                                                                                    326,950      26,832,786
General Electric Co.                                                                        1,068,350      38,994,775
Textron, Inc. (L)                                                                             200,000      14,760,000

Industrial Gases 3.99%                                                                                     47,803,570
Air Products & Chemicals, Inc.                                                                150,000       8,695,500
Praxair, Inc.                                                                                 885,800      39,108,070

Industrial Machinery 2.47%                                                                                 29,626,416
Dover Corp. (L)                                                                               706,400      29,626,416

Integrated Oil & Gas 6.90%                                                                                 82,650,172
BP Plc, American Depositary Receipt
(United Kingdom)                                                                              451,500      26,367,600
ChevronTexaco Corp. (L)                                                                       402,300      21,124,773
Exxon Mobil Corp.                                                                             685,872      35,157,799

Integrated Telecommunication Services 0.86%                                                                10,283,464
Verizon Communications, Inc. (L)                                                              253,850      10,283,464

Investment Banking & Brokerage 4.54%                                                                       54,303,500
Goldman Sachs Group, Inc. (The) (L)                                                           253,100      26,332,524
Morgan Stanley                                                                                503,800      27,970,976

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Multi-Line Insurance 5.08%                                                                                $60,854,454
American International Group, Inc.                                                            607,720      39,908,972
Hartford Financial Services Group, Inc. (The) (L)                                             302,200      20,945,482

Other Diversified Financial Services 4.24%                                                                 50,725,938
Citigroup, Inc.                                                                               769,457      37,072,438
J.P. Morgan Chase & Co.                                                                       350,000      13,653,500

Pharmaceuticals 7.64%                                                                                      91,442,254
Abbot Laboratories                                                                            701,700      32,734,305
Johnson & Johnson (L)                                                                         407,850      25,865,847
Pfizer, Inc. (L)                                                                            1,221,350      32,842,102

Soft Drinks 2.46%                                                                                          29,483,865
PepsiCo, Inc.                                                                                 564,825      29,483,865

Systems Software 2.62%                                                                                     31,332,166
Microsoft Corp.                                                                             1,173,050      31,332,166

Tobacco 1.93%                                                                                              23,159,955

Altria Group, Inc.                                                                            379,050      23,159,955

                                                                          Credit
Issuer, description                                                       rating (A)           Shares           Value
Preferred stocks 0.58%                                                                                     $6,982,500
(Cost $6,000,000)

Oil & Gas Exploration & Production 0.58%                                                                    6,982,500
Lasmo America Ltd., 8.15%, Ser A (S)                                      A+                   60,000       6,982,500


                                                                          Interest          Par value
Issuer, description, maturity date                                        rate                  (000)           Value
Short-term investments 26.41%                                                                            $316,245,591
(Cost $316,245,591)

Joint Repurchase Agreement 3.68%                                                                           44,101,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 12-31-04, due 01-03-05
(secured by U.S. Treasury Inflation
Indexed Bond 3.875% due 04-15-29)                                         1.600%              $44,101      44,101,000

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Cash Equivalents 22.73%                                                                                  $272,144,591
AIM Cash Investment Trust (T)                                                             272,144,591     272,144,591

Total investments 122.89%                                                                              $1,471,316,917

Other assets and liabilities, net (22.89%)                                                              ($274,036,074)

Total net assets 100.00%                                                                               $1,197,280,843

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(S) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,982,500 or 0.58% of the Fund's net assets as of December 31, 2004.

(T) Represents investment of securities lending collateral. Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry sector distribution        Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Consumer discretionary                                                   9.29%
Consumer staples                                                        10.02
Energy                                                                   7.49
Financials                                                              27.77
Health care                                                              9.11
Industrials                                                             17.25
Information technology                                                  10.70
Materials                                                                3.99
Telecommunication services                                               0.86
Short-term investments                                                  26.41


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $1,144,254,006)
including $266,818,502 of securities loaned                    $1,471,316,917
Cash                                                                      275
Receivable for shares sold                                            168,510
Dividends and interest receivable                                   1,453,446
Other assets                                                          351,578

Total assets                                                    1,473,290,726

Liabilities
Payable for shares repurchased                                      1,380,056
Payable upon return of securities loaned                          272,144,591
Payable to affiliates
Management fees                                                     1,739,928
Distribution and service fees                                          44,642
Other                                                                 227,353
Other payables and accrued expenses                                   473,313

Total liabilities                                                 276,009,883

Net assets
Capital paid-in                                                   851,859,994
Accumulated net realized gain on investments                       18,645,060
Net unrealized appreciation of investments                        327,062,911
Distributions in excess of net investment income                     (287,122)

Net assets                                                     $1,197,280,843

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($935,670,461 [DIV] 47,896,537 shares)                         $19.54
Class B ($231,917,653 [DIV] 11,898,615 shares)                         $19.49
Class C ($26,552,007 [DIV] 1,360,502 shares)                           $19.52
Class I ($3,019,180 [DIV] 154,540 shares)                              $19.54
Class R ($121,542 [DIV] 6,219 shares)                                  $19.54

Maximum offering price per share
Class A 1 ($19.54 [DIV] 95%)                                           $20.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $71,529)           $25,203,635
Interest                                                              829,661
Securities lending                                                    333,009

Total investment income                                            26,366,305

Expenses
Investment management fees                                          7,269,202
Class A distribution and service fees                               2,857,591
Class B distribution and service fees                               2,686,272
Class C distribution and service fees                                 291,865
Class R distribution and service fees                                     429
Class A, B and C transfer agent fees                                2,815,073
Class I transfer agent fees                                             1,516
Class R transfer agent fees                                                95
Accounting and legal services fees                                    330,005
Miscellaneous                                                         213,918
Printing                                                              210,545
Custodian fees                                                        201,534
Professional fees                                                      80,524
Trustees' fees                                                         63,289
Registration and filing fees                                           61,110
Securities lending fees                                                 9,705

Total expenses                                                     17,092,673
Less expense reductions                                               (11,100)

Net expenses                                                       17,081,573

Net investment income                                               9,284,732

Realized and unrealized gain (loss)

Net realized gain on investments                                   50,339,048
Change in net unrealized appreciation
(depreciation) of investments                                      (1,469,313)

Net realized and unrealized gain                                   48,869,735

Increase in net assets from operations                            $58,154,467


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                     Year              Year
                                                    ended             ended
                                                 12-31-03          12-31-04
Increase (decrease) in net assets
From operations

Net investment income                          $8,244,613        $9,284,732
Net realized gain                              67,448,183        50,339,048
Change in net unrealized
appreciation (depreciation)                   146,714,750        (1,469,313)

Increase in net assets resulting
from operations                               222,407,546        58,154,467

Distributions to shareholders
From net investment income
Class A                                        (7,843,026)       (8,629,122)
Class B                                          (657,965)         (618,323)
Class C                                           (48,204)          (71,077)
Class I 1                                          (6,065)          (41,971)
Class R 1                                             (85)           (1,148)
                                               (8,555,345)       (9,361,641)
From Fund share transactions                 (125,005,045)     (200,209,815)

Net assets
Beginning of period                         1,259,850,676     1,348,697,832

End of period 2                            $1,348,697,832    $1,197,280,843

1 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

2 Includes distribution in excess of net investment income of $188,069 and $287,122, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                        12-31-00 1    12-31-01 1,2    12-31-02 1    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $24.51        $23.35         $19.88         $15.81      $18.74
Net investment income 3                                 0.33          0.32           0.24           0.14        0.17
Net realized and unrealized
gain (loss) on investments                              0.61         (1.77)         (3.94)          2.93        0.80
Total from
investment operations                                   0.94         (1.45)         (3.70)          3.07        0.97
Less distributions
From net investment income                             (0.33)        (0.37)         (0.25)         (0.14)      (0.17)
From net realized gain                                 (1.77)        (1.65)         (0.12)            --          --
                                                       (2.10)        (2.02)         (0.37)         (0.14)      (0.17)
Net asset value, end of period                        $23.35        $19.88         $15.81         $18.74      $19.54
Total return 4 (%)                                      4.10         (6.06)        (18.68)         19.55        5.23

Ratios and supplemental data
Net assets, end of period
(in millions)                                         $1,446        $1,217           $908           $998        $936
Ratio of expenses
to average net assets (%)                               1.08          1.10           1.17           1.24        1.20
Ratio of net investment income
to average net assets (%)                               1.44          1.50           1.36           0.85        0.91
Portfolio turnover (%)                                    46            76             85             47          20

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                        12-31-00 1    12-31-01 1,2    12-31-02 1    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $24.48        $23.31          $19.86        $15.79      $18.71
Net investment income 3                                 0.17          0.17            0.12          0.03        0.03
Net realized and unrealized
gain (loss) on investments                              0.60         (1.76)          (3.94)         2.92        0.80
Total from
investment operations                                   0.77         (1.59)          (3.82)         2.95        0.83
Less distributions
From net investment income                             (0.17)        (0.21)          (0.13)        (0.03)      (0.05)
From net realized gain                                 (1.77)        (1.65)          (0.12)           --          --
                                                       (1.94)        (1.86)          (0.25)        (0.03)      (0.05)
Net asset value, end of period                        $23.31        $19.86          $15.79        $18.71      $19.49
Total return 4 (%)                                      3.32         (6.66)         (19.29)        18.75        4.45

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $663          $551            $328          $315        $232
Ratio of expenses
to average net assets (%)                               1.78          1.80            1.87          1.94        1.90
Ratio of net investment income
to average net assets (%)                               0.75          0.80            0.65          0.16        0.18
Portfolio turnover (%)                                    46            76              85            47          20

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                        12-31-00 1    12-31-01 1,2    12-31-02 1    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $24.50        $23.33          $19.88        $15.81      $18.73
Net investment income 3                                 0.18          0.17            0.12          0.03        0.04
Net realized and unrealized
gain (loss) on investments                              0.59         (1.76)          (3.94)         2.92        0.80
Total from
investment operations                                   0.77         (1.59)          (3.82)         2.95        0.84
Less distributions
From net investment income                             (0.17)        (0.21)          (0.13)        (0.03)      (0.05)
From net realized gain                                 (1.77)        (1.65)          (0.12)           --          --
                                                       (1.94)        (1.86)          (0.25)        (0.03)      (0.05)
Net asset value, end of period                        $23.33        $19.88          $15.81        $18.73      $19.52
Total return 4 (%)                                      3.32         (6.66)         (19.27)        18.73        4.50

Ratios and supplemental data
Net assets, end of period
(in millions)                                            $12           $17             $24           $32         $27
Ratio of expenses
to average net assets (%)                               1.79          1.80            1.87          1.94        1.90
Ratio of net investment income
to average net assets (%)                               0.76          0.82            0.67          0.14        0.19
Portfolio turnover (%)                                    46            76              85            47          20

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                                          12-31-03 5  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $18.09      $18.74
Net investment income 3                                   0.01        0.26
Net realized and unrealized
gain on investments                                       0.67        0.80
Total from
investment operations                                     0.68        1.06
Less distributions
From net investment income                               (0.03)      (0.26)
Net asset value, end of period                          $18.74      $19.54
Total return 4 (%)                                        3.78 6      5.73

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $3          $3
Ratio of expenses
to average net assets (%)                                 0.70 7      0.72
Ratio of net investment
income to average net assets (%)                          0.92 7      1.38
Portfolio turnover (%)                                      47          20

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                                          12-31-03 5  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $16.63      $18.75
Net investment income 3                                   0.02        0.19
Net realized and unrealized
gain on investments                                       2.11        0.79
Total from
investment operations                                     2.13        0.98
Less distributions
From net investment income                               (0.01)      (0.19)
Net asset value, end of period                          $18.75      $19.54
Total return 4 (%)                                       12.84 6      5.22

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 8        -- 8
Ratio of expenses
to average net assets (%)                                 1.69 7      1.13
Ratio of net investment income
to average net assets (%)                                 0.27 7      1.00
Portfolio turnover (%)                                      47          20

1 Audited by previous auditor.

2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

6 Not annualized.

7 Annualized.

8 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains

(losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2004 the Fund loaned securities having a market value of $266,818,502 collateralized by cash in the amount of $272,144,591. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,562,105 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 -- $3,216,199, December 31, 2009 -- $1,199,819 and December 31, 2010 -- $146,087. Availability of
a certain amount of the loss carryforward, which was acquired on December 5, 2003 in a merger with John Hancock Dividend Performers Fund and on December 19, 2003 in a merger with John Hancock Large Cap Spectrum Fund, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2004 was ordinary income in the amount of $8,555,345 and $9,361,641, respectively. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, the components of distributable earnings on a tax basis included $23,948,213 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and
(d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has an agreement with its custodian bank, under which custody fees are reduced by brokerage commission offsets applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $11,100, and had no impact on the Fund's ratio of expenses to average net assets, for the year ended December 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $594,191 with regard to sales of Class A shares. Of this amount, $90,479 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $293,752 was paid as sales commissions to unrelated broker-dealers and $209,960 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $30,815 with regard to sales of Class C shares. Of this amount, $28,385 was paid as sales commissions to unrelated broker-dealers and $2,430 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $450,440 for Class B shares and $7,258 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo . For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. For Class R shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R shares average net asset value, plus a fee for the reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the year ended December 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $330,005. The Fund also paid the Adviser the amount of $2,106 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 6,013 Class R shares of beneficial interest of the Fund on December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 12-31-03           Year ended 12-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                        4,643,771    $77,739,452     4,217,221     $78,795,322
Issued in reorganization      296,515      5,459,225            --              --
Distributions reinvested      436,393      7,289,569       421,891       8,009,948
Repurchased                (9,520,403)  (158,413,445)   (9,991,009)   (187,491,817)
Net decrease               (4,143,724)  ($67,925,199)   (5,351,897)  ($100,686,547)

Class B shares
Sold                        1,869,578    $31,054,264     1,467,756     $27,200,237
Issued in reorganization      410,483      7,546,036            --              --
Distributions reinvested       39,765        629,290        30,317         587,061
Repurchased                (6,231,340)  (103,247,635)   (6,457,833)   (120,276,298)
Net decrease               (3,911,514)  ($64,018,045)   (4,959,760)   ($92,489,000)

Class C shares
Sold                          979,404    $15,872,067       185,420      $3,468,322
Issued in reorganization      234,085      4,308,754            --              --
Distributions reinvested        2,850         45,182         3,371          65,383
Repurchased                (1,043,125)   (16,690,873)     (536,070)    (10,017,683)
Net increase (decrease)       173,214     $3,535,130      (347,279)    ($6,483,978)

Class I shares 1
Sold                            1,251        $22,806        30,155        $564,457
Issued in reorganization      182,662      3,294,569            --              --
Distributions reinvested          330          6,027         2,204          41,652
Repurchased                    (1,095)       (20,333)      (60,967)     (1,160,215)
Net increase (decrease)       183,148     $3,303,069       (28,608)      ($554,106)

Class R shares 1
Sold                            6,013       $100,000           286          $5,283
Issued in reorganization           --             --            --              --
Distributions reinvested           --             --             2              35
Repurchased                        --             --           (82)         (1,502)
Net increase                    6,013       $100,000           206          $3,816

Net decrease               (7,692,863) ($125,005,045)  (10,687,338)  ($200,209,815)

1 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $240,860,065 and $407,817,056, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $1,144,994,667. Gross unrealized appreciation and depreciation of investments aggregated $332,449,202 and $6,126,952, respectively, resulting in net unrealized appreciation of $326,322,250. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $937,814, an increase in distributions in excess of net investment income of $22,144 and an increase in capital paid-in of $959,958. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Reorganization

On December 3, 2003, the shareholders of the John Hancock Dividend Performers Fund ("Dividend Performers Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Dividend Performers Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 182,662 Class I shares of the Fund for the net asset value of the Dividend Performers Fund, which amounted to $3,294,569, including $485,073 of unrealized appreciation of investments, after the close of business on December 5, 2003.

On December 17, 2003, the shareholders of the John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Large Cap Spectrum Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 296,515 Class A shares, 410,483 Class B shares and 234,085 Class C shares, respectively, of the Fund for the net assets of the Large Cap Spectrum Fund, which amounted to $5,459,225, $7,546,036 and $4,308,754 for Class A, Class B and Class C
shares, respectively, of the Large Cap Spectrum Fund including $1,575,967 of unrealized appreciation of investments, after the close of business on December 19, 2003.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of Shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 48,331,789 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                              FOR               AUTHORITY
-----------------------------------------------------------
James F. Carlin               47,593,006          738,783
Richard P. Chapman Jr.        47,529,587          802,202
William H. Cunningham         47,539,606          792,183
Ronald R. Dion                47,568,977          762,812
Charles L. Ladner             47,532,658          799,131
Dr. John A. Moore             47,551,058          780,731
Patti McGill Peterson         47,551,583          780,206
Steven R. Pruchansky          47,574,721          757,068
James A. Shepherdson          47,566,296          765,493

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Investment Trust and
Shareholders of John Hancock Sovereign Investors Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2002, were audited by other auditors whose report dated February 7, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Sovereign Investors Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund has designated distributions to shareholders of $939,287 as long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner,2 Born: 1938                                                              1979                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1992                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2005                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


32


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           1994                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2005                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2005                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1991                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


33


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 1991                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                       Express mail:

             John Hancock                        John Hancock
             Signature Services, Inc.            Signature Services, Inc.
             1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
             Boston, MA 02217-1000               529 Main Street
                                                 Charlestown, MA 02129

Phone        Customer service representatives    1-800-225-5291
             24-hour automated information       1-800-338-8080
             TDD line                            1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Sovereign Investors Fund.

2900A  12/04
        2/05

JOHN HANCOCK
Balanced Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 17

Trustees & officers
page 32

For more information
page 37


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election over and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks cur-
rent income,
long-term growth of
capital and income
and preservation of
capital. To pursue
these goals, the
fund allocates its
investments among
a diversified mix
of debt and
equity securities.

Over the last twelve months

* Stocks staged a late-year rally to produce double-digit gains.

* The Federal Reserve raised short-term interest rates five times, but bonds still posted positive results, led by lower-quality corporate bonds.

* The Fund's overweight in equities helped its performance.


[Bar chart with heading "John Hancock Balanced Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.78% total return for Class A. The second bar represents the 6.05% total return for Class B. The third bar represents the 6.04% total return for Class C. The fourth bar represents the 7.31% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 3.6%   Suncor Energy, Inc.
 2.8%   Lasmo America Ltd.
 2.6%   Citigroup, Inc.
 2.5%   Morgan Stanley
 2.4%   Microsoft Corp.
 2.3%   EnCana Corp.
 2.3%   Apex Silver Mines Ltd.
 2.3%   Willis Group Holdings Ltd.
 2.3%   Newmont Mining Corp.
 2.2%   Nextel Communications, Inc. (Class A)

As a percentage of net assets on December 31, 2004.

BY TIMOTHY E. KEEFE, CFA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Balanced Fund

Timothy Keefe rejoined John Hancock Funds in October 2004 as senior vice president, chief equity officer and member of the Balanced Fund's portfolio management team. Mr. Keefe previously was with John Hancock as a value manager from 1996 to 2000.

The stock market shifted during 2004. It started the year very strongly. Investors felt confident that historically low interest rates would help the economy improve, and favored lower-quality companies because they appeared ready to benefit most from any economic rebound. The backdrop changed at the beginning of the second quarter, when significant gains in job creation led most market participants to believe that short-term interest rate hikes by the Federal Reserve Board were imminent. The Fed followed through, starting a five-step increase in the federal funds target rate at its June meeting. Each of the five rate increases through the rest of the year came at 0.25 percentage point increments, bringing the target rate from 1.00% in June to 2.25% by the end of 2004. Uncertainty about the U.S. presidential election kept the market treading water during the third quarter, but stocks responded in the fourth due to the definitive results. Overall, the Standard & Poor's 500 Index returned 10.88% in 2004.

While short-term interest rates were on the rise, longer-term rates fell due to a benign inflation outlook, as the U.S. economy grew at a moderate pace throughout the year. Fixed-income markets offered positive returns during the year, with high yield issues outpacing investment-grade bonds. Investors favored corporate securities because of stronger overall balance sheets and the additional yield these bonds offered in a historically low-rate environment.

"Overall, the Standard & Poor's
 500 Index returned 10.88%
 in 2004."

Performance overview

For the 12 months ended December 31, 2004, John Hancock Balanced Fund's Class A, Class B, Class C and Class I shares returned 6.78%, 6.05%, 6.04% and 7.31%, respectively, at net asset value. For the same period, the average balanced fund returned 7.93%, according to Lipper, Inc.1 Remember that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.


[Photos of Tim Keefe and Roger Hamilton, flush right at top of page.]


Equity overweight, consumer staples stocks boost fund

The Fund's target allocation is 60% equities and 40% bonds. During 2004, we chose to overweight equities -- the allocation as of December 31, 2004, was about 65% equities and 35% in fixed-income -- feeling that the backdrop for that market was more favorable than for bonds. It became apparent that interest rates would rise as economic growth remained moderate. This allocation decision helped the Fund's relative performance.

The Fund also was helped by security selection in the consumer staples sector, which attracted investors because of its steady earnings growth within a market characterized by uncertainty. Among the best performers for the Fund was club store Costco, as company management limited the negative impact of rising costs. Avon Products rose due to strong international spending on beauty products, and CVS rebounded, helped by its acquisition of Eckerd's, which has a strong presence in Texas and Florida. We trimmed the allocation to this sector late in the year in order to take profits.

"Our energy investments also aided
 performance, due to an over-
 weighting there and positive
 stock selection."

Our energy investments also aided performance, due to an overweighting there and positive stock selection. This sector benefited from rising oil and natural gas prices. We favored exploration and production (E&P) companies focused on finding resources in difficult-to-extract areas, feeling that they would be best positioned over the long term to benefit from sustained, higher energy prices. Top performers here included Canadian firm EnCana, one of the largest E&P firms. Performance also was aided by the Fund's holdings in ChevronTexaco, which continued to improve its post-merger operations, and Exxon Mobil, which benefited from high oil and gas prices and strong results from its E&P business. Other winners for the Fund came from health care, which, as a sector, lagged during 2004. These included Aetna, which benefited from strong pricing trends, and Johnson & Johnson, which withstood competition better than expected. However, our investment in Pfizer proved problematic when the pharmaceutical firm acknowledged problems with its popular arthritis drug.


[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electric utilities 7%, the second is U.S. government agencies 6%, the third is Consumer finance 5%, the fourth is Oil & gas exploration & production 5% and the fifth is Pharmaceuticals 5%.]


Detractors

Most of the Fund's slight underperformance occurred in the fourth quarter. We moved to a more defensive positioning by reducing technology and industrials, because we felt that their overall valuations were too high. We used the proceeds to hold short-term assets ready to deploy as better opportunities emerged, and to add metals stocks to the portfolio. We initiated positions in gold and silver stocks in response to the declining value of the U.S. dollar. We believe that we were early with this move, as such holdings as Newmont Mining and Apex Silver Mines lagged.

Technology also was a weak area for the Fund, with semiconductor companies Texas Instruments and Intel suffering from an inventory correction and weaker-than-expected spending on tech. Networking hardware manufacturer Cisco Systems also lagged after missing earnings expectations. In industrials, railroad company Union Pacific stumbled due to staffing issues, and 3M suffered from a slowdown in its technology-oriented flat-panel TV display business.


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into five sections (from top to right): Common stocks 65%, Bonds 18%, U.S. government & agency securities 10%, Short-term investments & other 4% and Preferred stocks 3%.]


Consistent approach in fixed-income

During 2004, we consistently overweighted corporate bonds instead of comparable Treasuries -- an approach that was helpful. Corporates outperformed Treasuries because their performance was more closely tied to the prospects of the issuing companies than to the rising interest rates that held back Treasuries. We

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is EnCana followed by an up arrow with the phrase "Benefited from high oil and gas prices." The second listing is Texas Instruments followed by a down arrow with the phrase "Suffered from inventory correction." The third listing is Pfizer followed by a down arrow with the phrase "Questions about safety of arthritis medication."]


maintained an allocation to short-maturity lower-quality corporates, allowing us to earn additional yield as well as positive price appreciation in this solidly performing segment of the market. The Fund also benefited from maintaining a neutral stance with its duration. Duration is the measure of a fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive the Fund's net asset value is to rate changes. Interest rates and bond prices move in opposite directions. The Fund's peers, on average, kept a shorter duration, leaving them less able to benefit from falling yields among intermediate- and longer-term securities.

"Against a backdrop of moderate
 growth and slowly rising interest
 rates, we anticipate maintaining a
 higher concentration in stocks..."

Looking ahead

We believe that the U.S. economy should continue to grow at a moderate pace. Corporate earnings growth should continue to be generally positive, and interest rates should rise modestly and slowly. The economy is leveraged to low interest rates, so any sharp move in rates could hamper it abruptly. If that were the case, the U.S. government and its agencies do not have a lot of policy options, with taxes already cut significantly, a substantial budget deficit and an already low fed funds target rate.

Against a backdrop of moderate growth and slowly rising interest rates, we anticipate maintaining a higher concentration in stocks, feeling that their prospects are better than the outlook for bonds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                10-5-92      10-5-92       5-3-99       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         1.41%        1.05%        5.04%        7.31%
Five years                      -1.81        -1.84        -1.49           --
Ten years                        6.16         6.12           --           --
Since inception                    --           --        -1.52         1.91

Cumulative total returns with maximum sales charge (POP)
One year                         1.41         1.05         5.04         7.31
Five years                      -8.73        -8.89        -7.24           --
Ten years                       81.88        81.09           --           --
Since inception                    --           --        -8.31         5.51

SEC 30-day yield as of December 31, 2004
                                 1.24         0.62         0.62         1.54

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                             Index 2
             Cum Value    Cum Value      Index 1     Lehman Brothers
               of $10K      of $10K      S&P 500   Government/Credit
Plot Date     (No Load)     (W/Load)       Index   Credit Bond Index

12-31-94       $10,000       $9,500      $10,000             $10,000
1-31-95         10,183        9,672       10,259              10,192
6-30-95         11,303       10,735       12,021              11,180
12-31-95        12,422       11,799       13,758              11,924
6-30-96         13,082       12,426       15,147              11,700
12-31-96        13,930       13,231       16,917              12,270
6-30-97         15,382       14,610       20,403              12,607
12-31-97        16,826       15,981       22,561              13,468
6-30-98         18,067       17,161       26,556              14,029
12-31-98        19,184       18,221       29,008              14,744
6-30-99         19,850       18,854       32,600              14,408
12-31-99        19,930       18,930       35,112              14,427
6-30-00         19,252       18,285       34,963              15,030
12-31-00        19,566       18,584       31,915              16,137
6-30-01         18,850       17,904       29,778              16,703
12-31-01        18,543       17,613       28,122              17,509
6-30-02         16,160       15,349       24,421              18,080
12-31-02        15,171       14,410       21,907              19,441
6-30-03         16,523       15,693       24,483              20,457
12-31-03        17,934       17,034       28,190              20,348
6-30-04         18,123       17,214       29,161              20,310
12-31-04        19,150       18,188       31,258              21,202

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $31,258 as of December 31, 2004. The second line represents the Lehman Brothers Government/Credit Bond Index and is equal to $21,202 as of December 31, 2004. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, without sales charge (NAV) and is equal to $19,150 as of December 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, with sales charge (POP) and is equal to $18,188 as of December 31, 2004.]

                                    Class B 1    Class C 1    Class I 2
Period beginning                   12-31-94       5-3-99       3-1-02

Balanced Fund                       $18,109       $9,169      $10,551
Index 1                              31,258        9,740       11,247
Index 2                              21,202       14,509       11,980

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Lehman Brothers Government/Credit Bond Index -- Index 2 -- is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
--------------------------------------------------------
Class A               $1,056.60                  $6.63
Class B                1,053.00                  10.23
Class C                1,053.00                  10.22
Class I                1,057.90                   4.56

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
--------------------------------------------------------
Class A               $1,018.69                  $6.51
Class B                1,015.17                  10.04
Class C                1,015.18                  10.04
Class I                1,020.70                   4.48

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.98%, 1.98% and 0.88% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into five main categories: bonds, common stocks, preferred stocks, U.S. government and agencies securities and short-term investments. Bonds, common stocks, preferred stocks and U.S. government and agencies securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                        Interest  Maturity       Credit     Par value
Issuer, description                                         rate  date           rating (A)     (000)           Value
Bonds 17.37%                                                                                              $21,437,295
(Cost $20,350,641)

Broadcasting & Cable TV 0.87%                                                                               1,079,898
Comcast Cable Communications, Inc.,
Note                                                       6.200% 11-15-08       BBB           $1,000       1,079,898

Consumer Finance 4.68%                                                                                      5,771,292
Ford Motor Credit Co.,
Note                                                       6.500  01-25-07       BBB-           1,500       1,559,771
Household Finance Corp.,
Sr Note                                                    6.500  01-24-06       A              2,015       2,083,043
Sr Note                                                    6.400  06-17-08       A              1,000       1,078,880
Standard Credit Card Master Trust,
Pass Thru Ctf Ser 1994-2 Class A                           7.250  04-07-08       AAA            1,000       1,049,598

Electric Utilities 3.72%                                                                                    4,596,692
Kansas City Power & Light Co.,
Sr Note                                                    6.500  11-15-11       BBB            1,000       1,110,090
Midland Funding Corp. II,
Lease Oblig Bond Ser A                                    11.750  07-23-05       BB-            1,290       1,340,018
Tucson Electric Power Co.,
1st Collateral Trust Bond Ser B                            7.500  08-01-08       BBB-           1,944       2,146,584

Electrical Components & Equipment 1.54%                                                                     1,897,352
AMETEK, Inc.,
Sr Note                                                    7.200  07-15-08       BBB            1,750       1,897,352

Gas Utilities 0.01%                                                                                            16,896
Kinder Morgan Energy Partners, L.P.,
Sr Bond                                                    7.750  03-15-32       BBB+              14          16,896

Health Care Services 1.72%                                                                                  2,118,174
Caremark Rx, Inc.,
Sr Note                                                    7.375  10-01-06       BBB-           2,000       2,118,174

Multi-Utilities & Unregulated Power 2.13%                                                                   2,630,702
MidAmerican Energy Holdings Co.,
Sr Bond                                                    8.480  09-15-28       BBB-           2,000       2,630,702

See notes to
financial statements.


10


FINANCIAL STATEMENTS

                                                        Interest  Maturity       Credit     Par value
Issuer, description                                         rate  date           rating (A)     (000)           Value
Other Diversified Financial Services 1.85%                                                                 $2,278,080
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond                                  9.000% 06-01-17       BB+           $1,000       1,182,690
General Electric Capital Corp.,
Note Ser A                                                 6.125  02-22-11       AAA            1,000       1,095,390

Paper Products 0.01%                                                                                            8,016
Norske Skogindustrier ASA,
(Norway) (S)                                               7.625  10-15-11       BBB-               7           8,016

Regional Banks 0.83%                                                                                        1,025,983
Greater Bay Bancorp,
Sr Note Ser B                                              5.250  03-31-08       BBB-           1,000       1,025,983

Specialized Finance 0.01%                                                                                      14,210
Principal Life Global Funding I,
Note (S)                                                   6.250  02-15-12       AA                13          14,210

Issuer                                                                                         Shares           Value
Common stocks 65.23%                                                                                      $80,509,677
(Cost $67,964,198)

Advertising 0.71%                                                                                             882,409
Omnicom Group, Inc.                                                                            10,465         882,409

Apparel Retail 1.23%                                                                                        1,520,640
Gap, Inc. (The)                                                                                72,000       1,520,640

Auto Parts & Equipment 0.87%                                                                                1,071,121
Johnson Controls, Inc.                                                                         16,884       1,071,121

Biotechnology 1.17%                                                                                         1,443,375
Amgen, Inc. (I)                                                                                22,500       1,443,375

Broadcasting & Cable TV 2.12%                                                                               2,611,200
News Corp. (Class B) (L)                                                                      136,000       2,611,200

Communications Equipment 0.45%                                                                                553,234
Cisco Systems, Inc. (I)                                                                        28,665         553,234

Computer Hardware 1.85%                                                                                     2,278,220
Dell, Inc. (I)                                                                                 29,500       1,243,130
International Business Machines Corp.                                                          10,500       1,035,090

Construction & Engineering 0.88%                                                                            1,080,000
Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)                                     27,000       1,080,000

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Consumer Finance 0.72%                                                                                       $894,046
MBNA Corp.                                                                                     31,715         894,046

Diversified Banks 1.21%                                                                                     1,494,282
Bank of America Corp.                                                                          31,800       1,494,282

Diversified Commercial Services 1.13%                                                                       1,395,540
Accenture Ltd. (Class A) (Bermuda) (I)                                                         36,100         974,700
Cendant Corp.                                                                                  18,000         420,840

Diversified Metals & Mining 2.15%                                                                           2,652,206
Freeport-McMoran Copper & Gold, Inc. (Class B)                                                 69,375       2,652,206

Drug Retail 0.96%                                                                                           1,180,203
CVS Corp.                                                                                      26,186       1,180,203

Electric Utilities 3.15%                                                                                    3,892,493
Allegheny Energy, Inc. (I)(L)                                                                 107,250       2,113,898
Reliant Energy, Inc. (I)                                                                      130,300       1,778,595

Gas Utilities 1.67%                                                                                         2,057,484
Southern Union Co. (I)                                                                         85,800       2,057,484

Gold 2.27%                                                                                                  2,800,939
Newmont Mining Corp.                                                                           63,070       2,800,939

Health Care Distributors 0.69%                                                                                855,712
McKesson Corp.                                                                                 27,200         855,712

Home Improvement Retail 1.40%                                                                               1,727,700
Lowe's Cos., Inc.                                                                              30,000       1,727,700

Household Products 0.83%                                                                                    1,023,200
Colgate-Palmolive Co.                                                                          20,000       1,023,200

Hypermarkets & Super Centers 1.60%                                                                          1,972,828
Costco Wholesale Corp. (L)                                                                     26,350       1,275,604
Wal-Mart Stores, Inc.                                                                          13,200         697,224

Industrial Conglomerates 1.63%                                                                              2,013,528
3M Co.                                                                                         12,994       1,066,418
Tyco International Ltd. (Bermuda)                                                              26,500         947,110

Industrial Machinery 0.78%                                                                                    963,872
Illinois Tool Works, Inc.                                                                      10,400         963,872

Insurance Brokers 3.00%                                                                                     3,708,313
Benfield Group Plc (United Kingdom)                                                           155,000         877,875
Willis Group Holdings Ltd. (Bermuda)                                                           68,750       2,830,438

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Integrated Oil & Gas 3.55%                                                                                 $4,382,520
Suncor Energy, Inc. (Canada)                                                                  123,800       4,382,520

Integrated Telecommunication Services 2.98%                                                                 3,684,140
NTL, Inc. (I)                                                                                  11,200         817,152
Telewest Global, Inc. (I)                                                                      50,000         879,000
Verizon Communications, Inc.                                                                   49,074       1,987,988

Investment Banking & Brokerage 2.52%                                                                        3,114,672
Morgan Stanley                                                                                 56,100       3,114,672

Life & Health Insurance 1.63%                                                                               2,006,040
Prudential Financial, Inc.                                                                     36,500       2,006,040

Movies & Entertainment 0.79%                                                                                  978,891
Viacom, Inc. (Class B)                                                                         26,900         978,891

Multi-Utilities & Unregulated Power 1.13%                                                                   1,394,786
Constellation Energy Group, Inc.                                                               31,910       1,394,786

Oil & Gas Exploration & Production 2.35%                                                                    2,897,792
EnCana Corp. (Canada)                                                                          50,785       2,897,792

Other Diversified Financial Services 2.62%                                                                  3,232,878
Citigroup, Inc.                                                                                67,100       3,232,878

Packaged Foods & Meats 0.82%                                                                                1,013,880
Sara Lee Corp.                                                                                 42,000       1,013,880

Pharmaceuticals 4.52%                                                                                       5,583,745
Abbot Laboratories                                                                             34,000       1,586,100
Johnson & Johnson                                                                              34,200       2,168,964
Pfizer, Inc.                                                                                   68,006       1,828,681

Precious Metals & Mining 2.30%                                                                              2,838,995
Apex Silver Mines Ltd. (Cayman Islands) (I)                                                   165,250       2,838,995

Soft Drinks 0.89%                                                                                           1,095,782
PepsiCo, Inc.                                                                                  20,992       1,095,782

Systems Software 2.40%                                                                                      2,958,266
Microsoft Corp.                                                                               110,755       2,958,266

Wireless Telecommunication Services 4.26%                                                                   5,254,745
Nextel Communications, Inc. (Class A) (I)(L)                                                   89,000       2,670,000
NII Holdings, Inc. (I)                                                                         33,700       1,599,065

Vodafone Group Plc, American
Depositary Receipt (United Kingdom)                                                            36,000         985,680

See notes to
financial statements.


13


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value

Preferred stocks 2.83%                                                                                     $3,491,250
(Cost $3,000,000)

Oil & Gas Exploration & Production 2.83%                                                                    3,491,250
Lasmo America Ltd., 8.15%, Ser A (S)                                             A+            30,000       3,491,250

                                                        Interest  Maturity       Credit     Par value
Issuer, description                                         rate  date           rating (A)     (000)           Value
U.S. government and agencies securities 9.95%                                                             $12,279,642
(Cost $11,573,614)

Government U.S. 4.23%                                                                                       5,224,954
United States Treasury,
Bond (L)                                                   6.000% 02-15-26       AAA           $1,000       1,145,508
Bond (L)                                                   5.375  02-15-31       AAA            1,175       1,270,560
Note (L)                                                   6.000  08-15-09       AAA              750         827,168
Note (L)                                                   3.375  09-15-09       AAA            2,000       1,981,718

Government U.S. Agency 5.72%                                                                                7,054,688
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf (G)                                    7.500  08-01-08       AAA               86          89,464
15 Yr Pass Thru Ctf (G)                                    7.000  07-01-11       AAA              149         158,815
15 Yr Pass Thru Ctf (G)                                    6.500  08-01-16       AAA               53          56,717
15 Yr Pass Thru Ctf (G)                                    4.500  12-01-17       AAA              810         810,348
30 Yr Pass Thru Ctf (G)                                    8.000  01-01-31       AAA               27          30,234
30 Yr Pass Thru Ctf (G)                                    7.500  04-01-31       AAA               32          34,639
30 Yr Pass Thru Ctf (G)                                    7.000  06-01-31       AAA               27          29,291
30 Yr Pass Thru Ctf (G)                                    7.000  06-01-32       AAA               21          22,500
Note (L)                                                   6.000  05-15-11       AAA            1,500       1,650,296
Financing Corp.,
Bond Ser E                                                 9.650  11-02-18       AAA            1,790       2,626,005
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf                                        9.000  04-15-21       AAA                7           8,244
30 Yr Pass Thru Ctf (G)                                    6.500  04-15-29       AAA              551         581,799
New Valley Generation II,
Pass Thru Ctf Ser 2001                                     5.572  05-01-20       AAA              910         956,336

See notes to
financial statements.


14


FINANCIAL STATEMENTS


                                                                                 Interest   Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 11.26%                                                                             $13,904,314
(Cost $13,904,314)

Joint Repurchase Agreement 4.25%                                                                            5,243,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 12-31-04 due 01-03-05 (secured by
U.S. Treasury Inflation Indexed Bond
3.875% due 04-15-29)                                                             1.600%        $5,243       5,243,000

                                                                                               Shares
Cash Equivalents 7.01%                                                                                      8,661,314
AIM Cash Investment Trust (T)                                                               8,661,314       8,661,314

Total investments 106.64%                                                                                $131,622,178

Other assets and liabilities, net (6.64%)                                                                 ($8,198,143)

Total net assets 100.00%                                                                                 $123,424,035

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available, unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(S) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,513,476 or 2.85% of the Fund's net assets as of December 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated
by  various
security types.

Portfolio composition         Value as a percentage of Fund's net assets
------------------------------------------------------------------------
Bonds                                                             17.37%
Common stocks                                                     65.23
Preferred stocks                                                   2.83
U.S. government and agencies securities                            9.95
Short-term investments                                            11.26

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $116,792,767) including
$15,435,012 of securities loaned                                 $131,622,178
Cash                                                                      151
Receivable for shares sold                                            130,809
Dividends and interest receivable                                     684,655
Other assets                                                           37,217

Total assets                                                      132,475,010

Liabilities
Payable for shares repurchased                                        182,562
Payable upon return of securities loaned                            8,661,314
Payable to affiliates
Management fees                                                        62,281
Distribution and service fees                                           4,689
Other                                                                  54,918
Other payables and accrued expenses                                    85,211

Total liabilities                                                   9,050,975

Net assets
Capital paid-in                                                   120,001,113
Accumulated net realized loss on investments
and foreign currency transactions                                 (11,350,977)
Net unrealized appreciation of investments
and translation of assets and liabilities
in foreign currencies                                              14,829,351
Distributions in excess of net investment income                      (55,452)

Net assets                                                       $123,424,035

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($85,529,910 [DIV] 7,329,154 shares)                           $11.67
Class B ($26,864,436 [DIV] 2,302,224 shares)                           $11.67
Class C ($4,533,660 [DIV] 388,543 shares)                              $11.67
Class I ($6,496,029 [DIV] 556,446 shares)                              $11.67

Maximum offering price per share
Class A 1 ($11.67 [DIV] 95%)                                           $12.28

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $7,636)             $1,948,213
Interest                                                            1,893,433
Securities lending                                                     17,499

Total investment income                                             3,859,145

Expenses
Investment management fees                                            753,281
Class A distribution and service fees                                 257,689
Class B distribution and service fees                                 279,452
Class C distribution and service fees                                  45,473
Class A, B and C transfer agent fees                                  364,369
Class I transfer agent fees                                             3,333
Registration and filing fees                                           54,638
Printing                                                               39,909
Professional fees                                                      37,169
Custodian fees                                                         35,062
Accounting and legal services fees                                     33,007
Miscellaneous                                                          24,605
Trustees' fees                                                          6,178
Interest                                                                  581
Securities lending fees                                                   561

Total expenses                                                      1,935,307
Less expense reductions                                               (44,568)

Net expenses                                                        1,890,739

Net investment income                                               1,968,406

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                        11,586,603
Foreign currency transactions                                         (83,065)

Change in net unrealized appreciation (depreciation) of
Investments                                                        (5,613,582)
Translation of assets and liabilities in foreign currencies               (60)

Net realized and unrealized gain                                    5,889,896

Increase in net assets from operations                             $7,858,302

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
net of Fund share
transactions.
                                                     Year          Year
                                                    ended         ended
                                                 12-31-03      12-31-04
Increase (decrease) in net assets
From operations

Net investment income                          $1,889,595    $1,968,406
Net realized gain                               1,362,992    11,503,538
Change in net unrealized
appreciation (depreciation)                    17,006,911    (5,613,642)

Increase in net assets resulting
from operations                                20,259,498     7,858,302

Distributions to shareholders
From net investment income
Class A                                        (1,584,551)   (1,710,838)
Class B                                          (331,349)     (365,156)
Class C                                           (32,929)      (59,689)
Class I                                          (171,115)     (163,979)
                                               (2,119,944)   (2,299,662)
From Fund share transactions                  (11,466,452)  (11,019,515)

Net assets
Beginning of period                           122,211,808   128,884,910

End of period 1                              $128,884,910  $123,424,035

1 Includes accumulated (distributions in excess of) net investment income of $19,627 and ($55,452), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


Period ended                                        12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03  12-31-04
Per share operating performance
Net asset value
beginning of period                                   $14.05      $13.03        $12.02       $9.61    $11.15
Net investment income 3                                 0.33        0.30          0.23        0.17      0.19
Net realized and unrealized
gain (loss) on investments                             (0.59)      (0.99)        (2.40)       1.56      0.56
Total from
investment operations                                  (0.26)      (0.69)        (2.17)       1.73      0.75
Less distributions
From net investment income                             (0.33)      (0.32)        (0.24)      (0.19)    (0.23)
From net realized gain                                 (0.43)         --            --          --        --
                                                       (0.76)      (0.32)        (0.24)      (0.19)    (0.23)
Net asset value,
end of period                                         $13.03      $12.02         $9.61      $11.15    $11.67
Total return 4 (%)                                     (1.83)      (5.23)       (18.19)      18.21      6.78 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $148        $136           $85         $88       $86
Ratio of expenses
to average net assets (%)                               1.31        1.37          1.39        1.41      1.35
Ratio of adjusted expenses
to average net assets 6 (%)                               --          --            --          --      1.39
Ratio of net investment income
to average net assets (%)                               2.52        2.45          2.15        1.70      1.72
Portfolio turnover (%)                                    99          98            86          60        56

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                        12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03  12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $14.05      $13.03        $12.01       $9.61    $11.15
Net investment income 3                                 0.24        0.22          0.16        0.10      0.11
Net realized and unrealized
gain (loss) on investments                             (0.59)      (1.00)        (2.40)       1.56      0.56
Total from
investment operations                                  (0.35)      (0.78)        (2.24)       1.66      0.67
Less distributions
From net investment income                             (0.24)      (0.24)        (0.16)      (0.12)    (0.15)
From net realized gain                                 (0.43)         --            --          --        --
                                                       (0.67)      (0.24)        (0.16)      (0.12)    (0.15)
Net asset value,
end of period                                         $13.03      $12.01         $9.61      $11.15    $11.67
Total return 4 (%)                                     (2.51)      (5.99)       (18.71)      17.42      6.05 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                            $77         $46           $28         $30       $27
Ratio of expenses
to average net assets (%)                               2.01        2.07          2.09        2.11      2.04
Ratio of adjusted expenses
to average net assets 6 (%)                               --          --            --          --      2.08
Ratio of net investment income
to average net assets (%)                               1.78        1.75          1.44        1.00      1.03
Portfolio turnover (%)                                    99          98            86          60        56

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                        12-31-00 1  12-31-01 1,2   12-31-02 1  12-31-03  12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $14.05      $13.03         $12.01       $9.61    $11.15
Net investment income 3                                 0.24        0.21           0.16        0.10      0.11
Net realized and unrealized
gain (loss) on investments                             (0.59)      (0.99)         (2.40)       1.56      0.56
Total from
investment operations                                  (0.35)      (0.78)         (2.24)       1.66      0.67
Less distributions
From net investment income                             (0.24)      (0.24)         (0.16)      (0.12)    (0.15)
From net realized gain                                 (0.43)         --             --          --        --
                                                       (0.67)      (0.24)         (0.16)      (0.12)    (0.15)
Net asset value,
end of period                                         $13.03       $12.01         $9.61      $11.15    $11.67
Total return 4 (%)                                     (2.51)      (5.99)        (18.71)      17.42      6.04 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $1          $2             $2          $4        $5
Ratio of expenses
to average net assets (%)                               2.01        2.07           2.09        2.11      2.05
Ratio of adjusted expenses
to average net assets 6 (%)                               --          --             --          --      2.09
Ratio of net investment income
to average net assets (%)                               1.93        1.76           1.46        0.99      1.00
Portfolio turnover (%)                                    99          98             86          60        56

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          12-31-02 1,7   12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $11.93          $9.61     $11.15
Net investment income 3                                   0.21           0.23       0.25
Net realized and unrealized
gain (loss) on investments                               (2.26)          1.56       0.55
Total from
investment operations                                    (2.05)          1.79       0.80
Less distributions
From net investment income                               (0.27)         (0.25)     (0.28)

Net asset value,
end of period                                            $9.61         $11.15     $11.67
Total return 4 (%)                                      (17.29) 8       18.87       7.31

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $7             $7         $6
Ratio of expenses
to average net assets (%)                                 1.15 9         0.89       0.83
Ratio of net investment income
to average net assets (%)                                 2.59 9         2.22       2.25
Portfolio turnover (%)                                      86             60         56

1 Audited by previous auditor.

2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Does not take into consideration expense reductions during the period shown.

7 Class I shares began operations on 3-1-02.

8 Not annualized.

9 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Balanced Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Invest ments in AIM Cash Invest ment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency pur poses, including the meet ing of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2004 the Fund loaned securities having a market value of $15,435,012 collateralized by securities in amount of $7,143,231 and collateralized by cash in the amount of $8,661,314. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $11,323,565 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010. Net capital losses of $25,048 that are attributable to security transactions incurred after October 31, 2004, are treated as arising on January 1, 2005, the first day of the Fund's next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identi fies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2004 was ordinary income in the amount of $2,119,944 and $2,299,662, respectively. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of

0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $84,747 with regard to sales of Class A shares. Of this amount, $11,959 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $54,655 was paid as sales commissions to unrelated broker-dealers and $18,133 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $18,370 with regard to sales of Class C shares. Of this amount, $18,124 was paid as sales commissions to unrelated broker-dealers and $246 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $65,668 for Class B shares and $5,497 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accord ingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $44,568 for the year ended December 31, 2004. Signa ture Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $33,007. The Fund also paid the Adviser the amount of $503 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated

Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-03           Year ended 12-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                         948,133      $9,730,160     1,038,941     $11,635,259
Distributions reinvested     144,595       1,496,398       143,172       1,617,135
Repurchased               (2,092,585)    (21,243,203)   (1,746,374)    (19,616,577)
Net decrease                (999,857)   ($10,016,645)     (564,261)    ($6,364,183)

Class B shares
Sold                         704,120      $7,251,118       683,207      $7,673,011
Distributions reinvested      29,886         309,049        29,580         334,602
Repurchased                 (964,659)     (9,786,172)   (1,084,380)    (12,149,083)
Net decrease                (230,653)    ($2,226,005)     (371,593)    ($4,141,470)

Class C shares
Sold                         223,190      $2,338,142       198,843      $2,236,038
Distributions reinvested       2,837          29,656         4,629          52,368
Repurchased                  (67,079)       (677,568)     (180,925)     (2,036,205)
Net increase                 158,948      $1,690,230        22,547        $252,201

Class I shares
Sold                          98,234      $1,000,649        61,023        $687,123
Distributions reinvested      16,564         171,115        14,539         163,979
Repurchased                 (204,712)     (2,085,796)     (142,574)     (1,617,165)
Net decrease                 (89,914)      ($914,032)      (67,012)      ($766,063)

Net decrease              (1,161,476)   ($11,466,452)     (980,319)   ($11,019,515)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $61,176,820 and $75,317,777, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government aggregated $6,879,395 and $7,354,072, respectively, during the year ended December 31, 2004.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $117,215,673. Gross unrealized appreciation and depreciation of investments aggregated $15,944,216 and $1,537,711, respectively, resulting in net unrealized appreciation of $14,406,505. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and premium amortization and accretion of discounts on debt securities.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $172,676, a decrease in distributions in excess of net investment income of $256,177 and a decrease in capital paid-in of $83,501. This represents the amounts necessary to report these balances on a tax basis, ex clud ing certain temporary differences, as of December 31, 2004. Addi tional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, amortization of premiums and accretion of discounts on debt securities and foreign currency adjustments. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of Shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 7,205,895 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                           WITHHELD
                              FOR         AUTHORITY
---------------------------------------------------
James F. Carlin               7,100,681     105,214
Richard P. Chapman Jr.        7,099,461     106,434
William H. Cunningham         7,096,575     109,320
Ronald R. Dion                7,101,442     104,453
Charles L. Ladner             7,100,101     105,794
Dr. John A. Moore             7,102,803     103,092
Patti McGill Peterson         7,100,089     105,806
Steven R. Pruchansky          7,099,911     105,984
James A. Shepherdson          7,101,391     104,504

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Balanced Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2002, were audited by other auditors whose report dated February 7, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Balanced Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 67.63% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1992                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1992                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services,
Inc. (until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance
Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education
(until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2005                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings
Bank (since 1995); Director, Hudson City Bancorp (since 1999); Trustee,
Scholarship Fund for Inner City Children (since 1986).


32


Independent Trustees (continued)


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           1996                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers
Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003),
rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company) (since 1985), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001),
ClassMap.com (until 2001), Agile Ventures (until 2001), LBJ Foundation
(until 2000), Golfsmith International, Inc. (until 2000), Metamor Worldwide
(until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000) and
Introgen (since 2000); Advisory Director, Q Investments (until 2003);
Advisory Director, Chase Bank (formerly Texas Commerce Bank -- Austin)
(since 1988), LIN Television (since 2002), WilTel Communications (until
2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2005                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2005                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1992                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


33


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 1992                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet       www.jhfunds.com

Mail           Regular mail:                      Express mail:

John Hancock   John Hancock
               Signature Services, Inc.           Signature Services, Inc.
               1 John Hancock Way, Suite 1000     Mutual Fund Image Operations
               Boston, MA 02217-1000              529 Main Street
                                                  Charlestown, MA 02129

Phone          Customer service representatives   1-800-225-5291
               24-hour automated information      1-800-338-8080
               TDD line                           1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Balanced Fund.

3600A  12/04
        2/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $105,800 for the fiscal year ended December 31, 2003 (broken out as follows: John Hancock Balanced Fund - $31,150, John Hancock Large Cap Equity Fund - $36,850 and John Hancock Sovereign Investors Fund - $37,800) and $111,150 for the fiscal year ended December 31, 2004 (broken out as follows: John Hancock Balanced Fund - $32,750, John Hancock Large Cap Equity Fund - $38,700 and John Hancock Sovereign Investors Fund - $39,700). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $6,300 for the fiscal year ended December 31, 2003 (broken out as follows: John Hancock Balanced Fund - $2,100, John Hancock Large Cap Equity Fund - $2,100 and John Hancock Sovereign Investors Fund - $2,100) and $6,750 for the fiscal year ended December 31, 2004 broken out as follows: John Hancock Balanced Fund - $2,250, John Hancock Large Cap Equity Fund - $2,250 and John Hancock Sovereign Investors Fund - $2,250). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $52,575 for the fiscal year ended December 31, 2003 and $71,750 for the fiscal year ended December 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    February 17, 2005